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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: February 5, 2001




                             INTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


    MINNESOTA                      0-21534                      41-1663712

 (State or other             (Commission File No.)         (IRS Employer ID No.)
  jurisdiction
of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416

                    (Address of principal executive offices)

                                 (612) 925-8840

              (Registrant's telephone number, including area code)

                Children's Broadcasting Corporation (former name)

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ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on February 5, 2001, and attached hereto as an exhibit, relating to the equity financing of webADTV, Inc., a subsidiary of the Registrant.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB, as amended, for the year ended December 31, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (c)   Exhibits

               99.1     Press Release dated February 5, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2001                    iNTELEFILM CORPORATION



                                           BY:  /s/ Rick Wiethorn
                                                --------------------------------
                                                Rick Wiethorn
                                           ITS: Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press Release dated February 5, 2001.